UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (Amendment No.        )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

REYNOLDS AMERICAN INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to Be Held on May 5, 2016.
REYNOLDS AMERICAN INC.
Meeting Information
Meeting Type:
Annual Meeting
For holders as of:
March 7, 2016
Date: May 5, 2016
Time: 9:00 a.m. (Eastern Time)
Location: Reynolds American Plaza Building Auditorium
401 North Main Street
Winston-Salem, NC 27101
RAI Reynolds
American
REYNOLDS AMERICAN INC.
401 NORTH MAIN STREET
WINSTON-SALEM, NC 27102-2990
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
E01587-P74494-Z67280

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT FORM 10-K SHAREHOLDER LETTER
How to View Online:
Have the information that is printed in the box marked by the arrow gXXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 21, 2016 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: An admittance ticket will be required to attend the meeting in person. Please refer to the proxy statement for details on how to obtain an admittance ticket and how to vote in person at the meeting.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrowgXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
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Voting Items
The Board of Directors recommends a vote FOR:
1. Election of Directors
Nominees For Class III:
1a. Susan M. Cameron
1b. Martin D. Feinstein
1c. Murray S. Kessler
1d. Lionel L. Nowell, III
1e. Ricardo Oberlander
Nominees For Class II:
1f. Jerome Abelman
1g. Robert Lerwill
2. Amendment to Articles of Incorporation to Declassify the Board of Directors
3. Amendment to Articles of Incorporation to Increase the Number of Authorized Shares of RAI Common Stock
4. Advisory Vote to Approve the Compensation of Named Executive Officers
5. Ratification of the Appointment of KPMG LLP as Independent Registered Public Accounting Firm for 2016
The Board of Directors recommends a vote AGAINST:
6. Shareholder Proposal on Adoption of Payout Policy Preference for Share Repurchases
7. Shareholder Proposal on Mediation of Alleged Human Rights Violations
E01589-P74494-Z67280

E01590-P74494-Z67280